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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934.



Date of Report (Date of earliest event reported):    October 18, 1999



                         TEAM COMMUNICATIONS GROUP, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



          California                                            95-4053296
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(State or Other Jurisdiction          (Commission            (I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)



       12300 Wilshire Boulevard, Suite 400, Los Angeles, California 90025
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                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (310) 442-3500



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On October 18, 1999 Team Communications Group, Inc. (the "Registrant") completed the acquisition of Dandelion Distribution Ltd. ("Dandelion"), a United Kingdom company. The agreement, which was effective as of October 1, 1999, provided for the acquisition of Dandelion, a privately held entity owned by its founder Noel Cronin, for a purchase price equal to $2,500,000 in cash and 386,847 shares of the Registrant's common stock. If the Shares do not have a market value of $3,000,000 on October 1, 2000, the Registrant will be required to pay an additional $250,000.

         Dandelion was founded in the late 1970's and is a leading independent United Kingdom television and distribution company. Dandelion has over 2,500 hours of television programming in its library.

         As part of the transaction, the Registrant entered into an employment agreement with Mr. Cronin calling for his continued services to Dandelion for three years beginning as of October 1, 1999 for base compensation of 140,00 pounds sterling. John Clutton has also agreed to serve as a Sales Director for a three year tem beginning as of October 1, 1999 for base compensation of 90,000 pounds sterling.

         The financing for the transaction was provided by internally generated funds and from interim bridge loans which the Company has obtained over the past several months.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements for the Business Acquired. The financial statements for Dandelion are incorporated by reference to the Registration Statement on Form SB-2 (File No. 333-89323) filed with the Securities and Exchange Commission on October 19, 1999.


         (b) Proforma Financial Statements The proforma financial statements relating to the acquisition are incorporated by reference to the Registration Statement on Form SB-2 (File No. 333-89323) filed with the Securities and Exchange Commission on October 19, 1999.




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EXHIBITS.

Exhibit Description

         1. Definitive Share Purchase Agreement, dated as of October 1, 1999 by and between Team Communications Group, Inc., Noel Cronin and Dandelion Distribution Ltd. (incorporated by reference to Exhibit 10.11 to the Registration Statement on Form SB-2 (File No. 333-89323) filed with the Securities and Exchange Commission on October 19, 1999).

         2. Escrow Agreements relating to the Dandelion Acquisition Agreement (incorporated by reference to Exhibit 10.12 to the Registration Statement on Form SB-2 (File No. 333-89323) filed with the Securities and Exchange Commission on October 19, 1999).

         3. Employment Agreement with Noel Cronin (incorporated by reference to
Exhibit 10.13 to the Registration Statement on Form SB-2 (File No. 333-89323) filed with the Securities and Exchange Commission on October 19, 1999).

         4. Employment Agreement with John Clutton (incorporated by reference to
Exhibit 10.14 to the Registration Statement on Form SB-2 (File No. 333-89323) filed with the Securities and Exchange Commission on October 19, 1999).

         5. Financial Exhibits - See item 7 above.




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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       SIGNATURES

                                       TEAM COMMUNICATIONS GROUP, INC.


Date: October 20, 1999                 By:  /s/ DREW S. LEVIN
                                            --------------------------------
                                            Drew S. Levin

                                       Its: Chairman of the Board and CEO





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